SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	August 15, 2006
CHARTERMAC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-13237	13-3949418
(Commission File Number)	(I.R.S. Employer Identification No.)
625 Madison Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 517-3700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Securities Purchase Agreement

On August 15, 2006, CharterMac (the “Company”) entered into a Securities Purchase Agreement with the members of ARCap Investors, L.L.C. (“ARCap Investors”) listed on Schedule I thereto (the “Selling Members”), ARCap REIT, Inc. (“ARCap REIT”), AI Sellers Representative, L.L.C. (“AISR”), Charter Mac Corporation (“CM Corp”), and CM ARCap Investors LLC, a wholly owned subsidiary of the Company (“CM ARCap Investors,” and, together with CM Corp, the “Purchasers”), pursuant to which CM Corp agreed to acquire all of the issued and outstanding capital stock of ARCap Services, Inc. (“ASI”), and CM ARCap Investors agreed to acquire all of the outstanding common units and preferred units of ARCap Investors not already owned by the Company (the “Acquisition”). Upon the consummation of the Acquisition on August 15, 2006, ARCap Investors and ASI became wholly owned subsidiaries of the Company. Immediately prior to the consummation of the Acquisition, the Company converted its remaining preferred units of ARCap Investors into common units of ARCap Investors and received a special distribution from ARCap Investors in the amount of $11,843,253 in respect of the Company’s aggregate common unit ownership.

The Securities Purchase Agreement provided for $259,950,000 of Acquisition consideration, subject to a working capital adjustment.  Total Acquisition consideration, inclusive of the working capital adjustment, was $263,920,056 which was paid as follows: (i) a cash payment of $14,500,000 was paid by CM Corp to ARCap REIT, which was distributed to ARCap Investors' common unit holders (including the Company) and to the participants under ARCap REIT’s phantom unit plans (the “Phantom Holders”), (ii) a cash payment of $244,561,363, minus the costs and expenses incurred by ARCap Investors in connection with the Acquisition (the “ARCap Costs and Expenses”), was paid by CM ARCap Investors to the Selling Members (other than Leonard W. Cotton, chief executive officer of ARCap Investors, and James L Duggins, president of ARCap Investors) and the Phantom Holders, (iii) after deduction of the ARCap Costs and Expenses, 111,005 Special Common Interests of ARCap Investors valued at $2,014,304 were issued in exchange for the 59,627 common units of ARCap Investors owned by Mr. Cotton and (iv) after deduction of the ARCap Costs and Expenses, 156,750 Special Common Interests of ARCap Investors valued at $2,844,389 were issued in exchange for the 84,199 common units of ARCap Investors owned by Mr. Duggins.  The net amount of cash consideration which was paid to each of Mr. Cotton and Mr. Duggins (as Selling Members and Phantom Holders) in connection with the payments set forth in (i) and (ii) of the preceeding sentence is $9,984,061 and $9,153,940, respectively.  The Company issued to ARCap REIT employees a total of 1,742,526 restricted common shares of the Company (valued at $31,620,000), which vest over varying periods, ranging from immediate vesting to four year vesting.  As disclosed below, pursuant to the terms of their employment agreements, each of Mr. Cotton and Mr. Duggins received 255,003 of such restricted common shares (valued at $4,627,278), which will vest incrementally over the course of four years.

Pursuant to the Securities Purchase Agreement, certain executive managers of ARCap REIT, including Mr. Cotton and Mr. Duggins, entered into amended and restated employment agreements with ARCap REIT. Effective immediately following the closing of the Acquisition, the Company appointed (i) Mr. Cotton to the Company’s board of trustees (“Board of Trustees”), (ii) Mr. Cotton to the office of Vice Chairman of the Board of Trustees and (iii) Mr. Cotton and Mr. Duggins to the Company’s Strategic Planning Committee (the “Strategic Planning Committee”).

The Securities Purchase Agreement provides that the Selling Members, jointly and severally, will indemnify the Company and the Purchasers with respect to certain matters including, without limitation, the following: any inaccuracy or breach of any representation or warranty of ARCap Investors or ARCap REIT (provided that any claim attributable to any such inaccuracy or breach exceeds $50,000 in each instance and $1,000,000 in the aggregate (see below)); certain tax matters; claims for brokerage or similar fees. Each of the Selling Members, severally and not jointly, will indemnify the Company and the Purchasers with respect to certain matters including, without limitation, any inaccuracy or breach of any representation or warranty of such Selling Member. The Company and the Purchasers, jointly and severally, will indemnify each of the Selling Members and AISR with respect to certain matters including, without limitation, the following: any inaccuracy or breach of any representation or warranty of the Company or the Purchasers; claims for brokerage or similar fees; the ownership

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and operation of ARCap Investors and its subsidiaries on and after the closing date. The Securities Purchase Agreement contains representations and warranties that are customary for a transaction of this type.

Pursuant to the Securities Purchase Agreement, a portion of the cash consideration and the Special Common Interests having a value of approximately $22,500,000 in the aggregate (the “Escrow Amount”), was deposited into an escrow account to satisfy the Selling Members post-closing indemnification obligations to the Company and the Purchasers. Subject to certain exceptions, the Company and the Purchasers, on the one hand, and the Selling Members, on the other hand, will not be liable to indemnify the other party until damages exceed $1,000,000, and then such indemnifying party shall only be liable to the extent such damages exceed the initial $1,000,000. Subject to certain exceptions, resort to the Escrow Amount will be the sole and exclusive remedy of the Company and the Purchasers for any and all claims for indemnification pursuant to the Securities Purchase Agreement. The Escrow Amount is scheduled to be released as follows: (i) $3,000,000 on April 15, 2007, (ii) $15,000,000 on the earlier of October 15, 2007 or the date upon which the latest 2006 federal tax return is filed with respect to ARCap Investors or any of its subsidiaries and (iii) the remainder on April 15, 2008.

The Securities Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of such agreement.

ARCap Investors Operating Agreement

On August 15, 2006, in connection with the Acquisition, CM ARCap Investors, Leonard W. Cotton and James L. Duggins (collectively, the “Operating Agreement Members”), entered into a Second Amended and Restated Limited Liability Company Agreement of ARCap Investors (the “Operating Agreement”), which sets forth, among other things, the terms of the membership interests of ARCap Investors, and the rights, obligations and relationship of the Members. Pursuant to the Operating Agreement and the Securities Purchase Agreement, Mr. Cotton and Mr. Duggins agreed to retain their limited liability company interests in ARCap Investors, which, pursuant to the Operating Agreement, have been re-designated as Special Common Interests. The Special Common Interests have exchange rights as described under the heading “Exchange Rights Agreement” below.

Pursuant to the Operating Agreement, CM ARCap Investors is the managing Member of ARCap Investors and the membership interests are held as follows: CM ARCap Investors owns 100 Common Interests; Mr. Cotton owns 111,362 Special Common Interests; Mr. Duggins owns 157,254 Special Common Interests.

Pursuant to the Operating Agreement, Mr. Cotton and Mr. Duggins are entitled to receive preferred distributions on each date on which the Company makes a distribution with respect to common shares of beneficial interest of the Company (the “Company Common Shares”). Preferred distributions shall be made (i) as of August 15, 2006, in an amount equal to $1.72 per annum for each Special Common Interest and (ii) subsequent to August 15, 2006, such amount will be increased or decreased at the same time as, and in the amount of 95% of the percentage increases or decreases in, the dividends paid on the immediately preceding dividend payment date and the then current payment date paid with respect to the Company Common Shares, as adjusted for the “exchange factor” as defined in the Exchange Rights Agreement.

The Operating Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Operating Agreement is qualified in its entirety by reference to the full text of such agreement.

Exchange Rights Agreement

On August 15, 2006, the Company, ARCap Investors, CM ARCap Investors, Leonard W. Cotton and James L Duggins entered into an Exchange Rights Agreement (the “Exchange Rights Agreement”), pursuant to which ARCap Investors agreed to provide Mr. Cotton and Mr. Duggins with certain rights to exchange all or a portion of their Special Common Interests in ARCap Investors for cash or, at the election of CM ARCap Investors on behalf of the Company, for Company Common Shares on a one-for-one basis, subject to an adjustment to the “exchange factor,” as defined in the Exchange Rights Agreement (the “Exchange Right”). Pursuant to the Operating

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Agreement and the Securities Purchase Agreement, Mr. Cotton and Mr. Duggins agreed to retain their limited liability company interests in ARCap Investors, which, pursuant to the Operating Agreement, have been re-designated as Special Common Interests. Pursuant to the Exchange Rights Agreement, the Company agreed to reserve the number of Company Common Shares necessary to permit delivery of the shares at the Company’s election upon the exercise of the Exchange Right.

The Exchange Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Exchange Rights Agreement is qualified in its entirety by reference to the full text of such agreement.

Registration Rights Agreement

On August 15, 2006, Leonard W. Cotton and James L. Duggins entered into a Registration Rights Agreement with the Company and CM ARCap Investors pursuant to which Mr. Cotton and Mr. Duggins will have certain rights to demand that the “registrable securities”, as defined in the Registration Rights Agreement, which generally includes the Company Common Shares acquired upon exchange of the Special Common Interests pursuant to the Exchange Rights Agreement, be registered pursuant to a registration statement filed by the Company with the Securities and Exchange Commission within 90 days after the date of the Registration Rights Agreement.

The Registration Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such agreement.

Leonard W. Cotton Employment Agreement

On August 15, 2006 (the “Cotton Effective Date”), ARCap REIT entered into an executive employment agreement (the “Cotton Employment Agreement”) with Leonard W. Cotton, pursuant to which Mr. Cotton will serve as (i) Chairman of the board of directors of ARCap REIT and (ii) a trustee and the Vice Chairman of the Board of Trustees, subject to the approval of Mr. Cotton’s initial appointment to the Board of Trustees and subject to Mr. Cotton’s reelection as a trustee by the Company’s shareholders, until such time as his employment is terminated under certain circumstances as described below. In addition, pursuant to the Cotton Employment Agreement, Mr. Cotton will be a member of the Strategic Planning Committee for the term of his employment. In its capacity as the ultimate parent company of ARCap REIT, the Company executed the Cotton Employment Agreement for purposes of guaranteeing performance by ARCap REIT of its compensation obligations to Mr. Cotton.

Pursuant to the Cotton Employment Agreement, Mr. Cotton will receive a base salary at an annual rate of $400,000. Mr. Cotton will also receive bonus compensation to the extent it is awarded to him under the ARCap Annual Senior Management Bonus Compensation Plan (the “ARCap Bonus Plan”) and is eligible to receive additional deferred compensation under one or more plans established by ARCap REIT. In addition, the Cotton Employment Agreement provides that Mr. Cotton is entitled to receive, among other benefits, an automobile allowance of $500 per month, a term life insurance policy in the amount of $3,000,000, supplemental long-term disability insurance in the amount of $15,000 per month, and reimbursement of expenses incurred by him in connection with the performance of his duties.

Pursuant to the Cotton Employment Agreement, Mr. Cotton was granted, as of the Cotton Effective Date and pursuant to the Company’s Amended and Restated Incentive Share Plan (the “Share Plan”), an award of 255,003 shares of restricted common stock of the Company (the “Cotton Share Grant”), which vests over four years in four equal cumulative installments of 25% on each of the first four anniversaries of the grant date, provided that Mr. Cotton is continuously employed by ARCap REIT on each vesting date. In the event of a “change of control,” as defined in the Cotton Employment Agreement, or Mr. Cotton’s termination of employment with ARCap REIT and its affiliates, the Cotton Share Grant shall immediately vest in full, unless such termination is by ARCap REIT or any of its affiliates for conduct defined as “cause” in the Cotton Employment Agreement, or by Mr. Cotton without “good reason,” as defined in the Cotton Employment Agreement, in which event any unvested portion of the Cotton Share Grant shall be forfeited.

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In the event ARCap REIT terminates Mr. Cotton’s employment without “cause” or Mr. Cotton terminates his employment for “good reason” (which includes, among other things, a material adverse change or diminution of his title or duties, a reduction of more than 5% in his salary, following a “change of control,” a reduction in his total compensation of more than 10% of the average total compensation paid to him in the two years prior to the “change of control”, or his forced relocation), Mr. Cotton is entitled to certain post-termination benefits, including, among other things: (i) two cash payments, each equal to one-half of the sum of (A) 1.5 times his salary during his first two years of employment, or his current salary after his first two years of employment, and (B) 75% of the average of the two bonuses, if any, awarded to him during the two years preceding termination (the “Cotton Severance Payment”); provided that, if in anticipation of a “change of control” or within one year after a “change of control” ARCap REIT terminates Mr. Cotton’s employment, other than for “cause,” death or “total disability” or Mr. Cotton terminates his employment for “good reason,” within one year after a “change of control,” ARCap REIT will pay him two times the Cotton Severance Payment, and (ii) a lump sum payment of the pro rata portion of annual bonus earned. ARCap REIT shall also pay any benefits that may be payable under any life insurance, disability insurance or similar policies. In addition, where Mr. Cotton is terminated for any reason, including by ARCap REIT for “cause” or by Mr. Cotton without “good reason,” ARCap REIT will pay Mr. Cotton salary and bonus accrued to his date of termination and any unpaid reimbursable amounts. The Cotton Employment Agreement also provides for specified partial salary and bonus payments and benefits upon death or “total disability.”

The Cotton Employment Agreement contains provisions relating to non-competition, protection of ARCap REIT’s confidential information and intellectual property, and non-solicitation of ARCap REIT’s employees, which provisions extend for up to 18 months following termination in certain circumstances.

The Cotton Employment Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Cotton Employment Agreement is qualified in its entirety by reference to the full text of such agreement.

James L. Duggins Employment Agreement

On August 15, 2006 (the “Duggins Effective Date”), ARCap REIT entered into an executive employment agreement (the “Duggins Employment Agreement”) with James L. Duggins, pursuant to which Mr. Duggins will serve as (i) President and Chief Executive Officer of ARCap REIT and (ii) a trustee and the Chief Executive Officer of American Mortgage Acceptance Company, a publicly-traded mortgage REIT whose external advisor is an affiliate of the Company (“AMAC”), subject to the approval of Mr. Duggins’ initial appointment to the board of trustees of AMAC and subject to Mr. Duggins’ reelection as a trustee by AMAC’s shareholders and (iii) a member of the board of directors of ARCap REIT, until such time as his employment is terminated under certain circumstances as described below. In addition, pursuant to the Duggins Employment Agreement, Mr. Duggins will be a member of the Strategic Planning Committee for the term of his employment. In its capacity as the ultimate parent company of ARCap REIT, the Company executed the Duggins Employment Agreement for purposes of guaranteeing performance by ARCap REIT of its compensation obligations to Mr. Duggins.

Pursuant to the Duggins Employment Agreement, Mr. Duggins will receive a base salary at an annual rate of $300,000. Mr. Duggins will also receive bonus compensation to the extent it is awarded to him under the ARCap Bonus Plan and is eligible to receive additional deferred compensation under one or more plans established by ARCap REIT. In addition, the Duggins Employment Agreement provides that Mr. Duggins is entitled to receive, among other benefits, an automobile allowance of $500 per month, a term life insurance policy in the amount of $3,000,000, supplemental long-term disability insurance in the amount of $15,000 per month, and reimbursement of expenses incurred by him in connection with the performance of his duties.

Pursuant to the Duggins Employment Agreement, Mr. Duggins was granted, as of the Duggins Effective Date and pursuant to the Share Plan, an award of 255,003 shares of restricted common stock of the Company (the “Duggins Share Grant”), which vests over four years in four equal cumulative installments of 25% on each of the first four anniversaries of the grant date, provided that Mr. Duggins is continuously employed by ARCap REIT on each vesting date. In the event of a “change of control,” as defined in the Duggins Employment Agreement, or Mr. Duggins’s termination of employment with ARCap REIT and its affiliates, the Duggins Share Grant shall immediately vest in full, unless such termination is by ARCap REIT or any of its affiliates for conduct defined as “cause” in the Duggins Employment Agreement, or by Mr. Duggins without “good reason,” as defined in the

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Duggins Employment Agreement, in which event any unvested portion of the Duggins Share Grant shall be forfeited.

In the event ARCap REIT terminates Mr. Duggins’ employment without “cause” or Mr. Duggins terminates his employment for “good reason” (which includes, among other things, a material adverse change or diminution of his title or duties, a reduction of more than 5% in his salary, following a “change of control,” a reduction in his total compensation of more than 10% of the average total compensation paid to him in the two years prior to the “change of control”, or his forced relocation), Mr. Duggins is entitled to certain post-termination benefits, including, among other things: (i) two cash payments, each equal to one-half of the sum of (A) 1.5 times his salary during his first two years of employment, or his current salary after his first two years of employment, and (B) 75% of the average of the two bonuses, if any, awarded to him during the two years preceding termination (the “Duggins Severance Payment”); provided that, if in anticipation of a “change of control” or within one year after a “change of control” ARCap REIT terminates Mr. Duggins’ employment, other than for “cause,” death or “total disability” or Mr. Duggins terminates his employment for “good reason,” within one year after a “change of control,” ARCap REIT will pay him two times the Duggins Severance Payment, and (ii) a lump sum payment of the pro rata portion of annual bonus earned. ARCap REIT shall also pay any benefits that may be payable under any life insurance, disability insurance or similar policies. In addition, where Mr. Duggins is terminated for any reason, including by ARCap REIT for “cause” or by Mr. Duggins without “good reason,” ARCap REIT will pay Mr. Duggins salary and bonus accrued to his date of termination and any unpaid reimbursable amounts. The Duggins Employment Agreement also provides for specified partial salary and bonus payments and benefits upon death or “total disability.”

The Duggins Employment Agreement contains provisions relating to non-competition, protection of ARCap REIT’s confidential information and intellectual property, and non-solicitation of ARCap REIT’s employees, which provisions extend for up to 18 months following termination in certain circumstances.

The Duggins Employment Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the Duggins Employment Agreement is qualified in its entirety by reference to the full text of such agreement.

Credit Agreement

On August 15, 2006, the Company and Charter Mac Corporation (“CM Corp.,” together with the Company, the “Borrowers”) entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”) with the Guarantors listed on Schedule 1 thereto (the “Guarantors”), the Lenders named therein, Bank of America, N.A. and UBS Securities LLC, as agents, Bank of America, N.A., as issuing bank and swingline lender and as administrative agent (the “Swingline Lender” and the “Administrative Agent”), and Banc of America Securities, LLC and UBS Securities LLC, as joint lead arrangers and joint book managers.

The Credit Agreement provides the Borrowers with (i) a $250,000,000 term loan (the “Term Loan”), which matures on August 15, 2012 to finance, in part, the Acquisition and to discharge certain existing indebtedness; (ii) a $250,000,000 revolving credit facility (the “Credit Facility”), which matures on August 15, 2009 to discharge certain existing indebtedness, to provide for the Borrowers’ ongoing working capital requirements and for general corporate purposes; and (iii) amounts as requested by the Borrowers up to $25,000,000 from the Swingline Lender prior to August 15, 2009 (the “Swingline Loan”) for the same purposes as the Credit Facility. The Borrowers may exercise an option (the “Accordion Option”) no more than twice to increase the maximum amounts available under either the Credit Facility and/or the Term Loan by $200,000,000. The Accordion Option expires on August 15, 2008.

All or a portion of the Credit Facility and the Term Loan bear interest per annum at the Borrowers’ election at either:

•	the Base Rate (defined as the prime rate set by Bank of America, N.A.) plus a margin of .25% per annum; or

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•

the LIBOR Rate (defined as the rate per annum comparable to that offered by the British Bankers Association LIBOR Rate for deposits in dollars as published by Reuters under conditions specified in the Credit Agreement), plus a margin of 2.50% per annum for the Term Loan or a margin ranging from 1.625% to 1.875% per annum depending on the ratio of “funded debt to adjusted CAD,” as defined in the Credit Agreement for Credit Facility loans.

Each Swingline Loan shall bear interest at the Base Rate.

The Borrowers may prepay the Term Loan and the Credit Facility plus accrued interest, in whole or in part and without premium or penalty, subject to certain restrictions. The Term Loan is also subject to mandatory prepayment under certain circumstances.

The lenders’ commitments with respect to the Term Loan expire and the Borrowers’ repayment obligations mature on August 15, 2012. The outstanding principal amount of the Term Loan will be payable in equal quarterly installments of $625,000, which amount may be increased by the Administrative Agent from time to time, with the remaining balance due on the maturity date of the Term Loan. The lenders’ commitments with respect to the Credit Facility expire and the Borrowers’ repayment obligations mature on August 15, 2009, subject to a one-year extension at the request of the Borrowers in accordance with certain provisions. All outstanding Credit Facility loans become due and payable, along with applicable interest, on the maturity date of the Credit Facility, subject to Borrowers’ prepayment options. The lenders’ commitments with respect to any Swingline Loans expire and the Borrowers’ repayment obligations mature on August 15, 2009.

The Credit Agreement is secured by unconditional guarantees executed by the Guarantors as well as the pledge of equity collateral consisting of the capital stock of the Guarantors, with exceptions, and certain entities affiliated with the Company and ARCap Investors, L.L.C.

The Credit Agreement contains representations and warranties and affirmative, negative and financial covenants that are customary for facilities of this type. The negative and financial covenants include, without limitation, certain limitations on the ability to: incur liens and certain indebtedness; consummate mergers, consolidations or asset sales; make certain loans, guarantees and investments; declare or pay dividends; make certain purchases of stock on margin; engage in certain business lines and maintain specific levels of net worth and other financial markers. The Credit Agreement also includes certain events of default customary for credit facilities of this type including, without limitation, failure to make payments when due, insolvency, judgments against certain entities which exceed $10,000,000 in the aggregate, breaches of representations and warranties, certain reportable events under the Employee Retirement Income Security Act of 1974, as amended, and indictment of certain entities of a federal crime, the punishment for which could include the forfeiture of assets.

The Credit Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of such agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 15, 2006, the Company closed on the Acquisition. The information set forth under Item 1.01 above with respect to the Securities Purchase Agreement is hereby incorporated by reference into this Item 2.01. The Acquisition was funded using borrowings under the Credit Agreement.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Credit Agreement is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation under the Credit Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

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On August 15, 2006, ARCap Investors, CM ARCap Investors, Leonard W. Cotton and James L Duggins entered into the Exchange Rights Agreement, pursuant to which ARCap Investors agreed to provide Mr. Cotton and Mr. Duggins with certain rights to exchange all or a portion of their Special Common Interests for cash or, at the election of CM ARCap Investors on behalf of the Company, for Company Common Shares, on a one-for-one basis, subject to an adjustment to the “exchange factor,” as defined in the Exchange Rights Agreement (the “Exchange Right”). Pursuant to the Operating Agreement and the Securities Purchase Agreement, Mr. Cotton and Mr. Duggins agreed to retain their limited liability company interests in ARCap Investors, which, pursuant to the Operating Agreement, have been re-designated as Special Common Interests. Pursuant to the Exchange Rights Agreement, the Company agreed to reserve the number of Company Common Shares necessary to permit the delivery of the shares at the Company’s election upon exercise of the Exchange Right (the “Exchange Transaction”). The Exchange Transaction is exempt from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended.

The information set forth under Item1.01 above with respect to the Securities Purchase Agreement, the Operating Agreement, the Exchange Rights Agreement and the Registration Rights Agreement is hereby incorporated by reference into this item 3.02.

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)         Effective August 15, 2006, pursuant to the Securities Purchase Agreement, Leonard W. Cotton was appointed to the Board of Trustees to serve until the 2007 annual meeting of shareholders, or until such time as his successor is duly elected and qualified. The information set forth under Item1.01 above with respect to the Securities Purchase Agreement, the Operating Agreement, the Exchange Rights Agreement, the Registration Rights Agreement and the Cotton Employment Agreement is hereby incorporated by reference into this item 5.02(d).

Item 7.01	Regulation FD Disclosure.

On August 15, 2006, the Company issued a press release announcing the transactions described in Item 1.01 and Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment to this Current Report on Form 8-K (“Form 8-K”) as soon as practicable, but not later than 71 days after the date that this Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date that this Form 8-K is required to be filed.

(c)	Exhibits.
Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of August 15, 2006, by and among the Company, ARCap

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Investors, the Selling Members, ARCap REIT, AISR, CM Corp and CM ARCap Investors*
10.1	Second Amended and Restated Limited Liability Company Agreement of ARCap Investors, dated as of August 15, 2006, by and among CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.2	Exchange Rights Agreement, dated as of August 15, 2006, by and among the Company, ARCap Investors, CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.3	Registration Rights Agreement, dated as of August 15, 2006, by and among the Company, CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.4	Employment Agreement, dated as of August 15, 2006, by and between Leonard W. Cotton and ARCap REIT**
10.5	Employment Agreement, dated as of August 15, 2006, by and between James L. Duggins and ARCap REIT**
10.6

Revolving Credit and Term Loan Agreement, dated as of August 15, 2006, by and among the Company, CM Corp., the Guarantors listed on Schedule 1 thereto, the Lenders named therein, Bank of America, N.A. and UBS Securities LLC, as agents, Bank of America, N.A., as issuing bank and swingline lender and as administrative agent, and Banc of America Securities, LLC and UBS Securities LLC, as joint lead arrangers and joint book managers**

99.1	Press Release dated August 15, 2006

- - - - -

*Schedules and certain exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Executed copies of the following exhibits are included in this Current Report on Form 8-K as follows: Exhibits B (Employment Agreements (with respect to Leonard W. Cotton and James L. Duggins)), M (Amended LLC Agreement), P (Exchange Rights Agreement) and Q (Registration Rights Agreement). The Company agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

**Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CharterMac

August 21	, 2006	By:	/s/ Alan P. Hirmes
Name:	Alan P. Hirmes
Title:	Chief Financial Officer

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Exhibit Index

2.1	Securities Purchase Agreement, dated as of August 15, 2006, by and among the Company, ARCap Investors, the Selling Members, ARCap REIT, AISR, CM Corp and CM ARCap Investors*
10.1	Second Amended and Restated Limited Liability Company Agreement of ARCap Investors, dated as of August 15, 2006, by and among CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.2	Exchange Rights Agreement, dated as of August 15, 2006, by and among the Company, ARCap Investors, CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.3	Registration Rights Agreement, dated as of August 15, 2006, by and among the Company, CM ARCap Investors, Leonard W. Cotton and James L. Duggins**
10.4	Employment Agreement, dated as of August 15, 2006, by and between Leonard W. Cotton and ARCap REIT**
10.5	Employment Agreement, dated as of August 15, 2006, by and between James L. Duggins and ARCap REIT**
10.6

Revolving Credit and Term Loan Agreement, dated as of August 15, 2006, by and among the Company, CM Corp., the Guarantors listed on Schedule 1 thereto, the Lenders named therein, Bank of America, N.A. and UBS Securities LLC, as agents, Bank of America, N.A., as issuing bank and swingline lender and as administrative agent, and Banc of America Securities, LLC and UBS Securities LLC, as joint lead arrangers and joint book managers**

99.1	Press Release dated August 15, 2006

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*Schedules and certain exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Executed copies of the following exhibits are included in this Current Report on Form 8-K as follows: Exhibits B (Employment Agreements (with respect to Leonard W. Cotton and James L. Duggins)), M (Amended LLC Agreement), P (Exchange Rights Agreement) and Q (Registration Rights Agreement). The Company agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

**Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

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